UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    January 28, 1997



                                COMCAST CORPORATION
            (Exact name of registrant as specified in its charter)


Pennsylvania                0-6983                        23-1709202
(State or other          (Commission file               (IRS employer
 jurisdiction of            number)                      identification
 incorporation)                                          no.)



            1500 Market Street, Philadelphia, PA             19102
           (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code (215) 665-1700


ITEM 5.OTHER EVENTS.


   On January 28, 1997, Comcast Corporation ("Comcast") and ABC Cable Networks issued a press release regarding an agreement between Comcast and The Walt Disney Company ("Disney") to form a new organization (which will be owned 50.1% by Comcast and 49.9% by Disney) to acquire a majority interest in E! Entertainment Television. A copy of the press release is attached as Exhibit (99.1) and incorporated herein by reference.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.

   (99.1) Press Release dated January 28, 1997 from Comcast and ABC Cable Networks.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 31, 1997                 COMCAST CORPORATION


                                        By: /s/ Joseph J. Euteneuer
                                            ___________________________
                                            Joseph J. Euteneuer
                                            Vice President and
                                            Corporate Controller



                                 EXHIBIT INDEX


Exhibit Number             Descpription
--------------             ------------

(99.1)                     Press Release dated January 28, 1997
                           from Comcast Corporation and ABC Cable Networks